UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2005

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North
Suite 750
Birmingham, Alabama		35202
(Address of principal executive offices)		(Zip Code)

(205) 250-8700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 FORM OF RESTRICTED SHARE AGREEMENT (20% PER YEAR VESTING)
EX-10.2 FORM OF RESTRICTED SHARE AGREEMENT (50%/25%/25% VESTING)
EX-10.3 FORM OF RESTRICTED SHARE AGREEMENT (33 1/3% PER YEAR VESTING)
EX-10.4 FORM OF RESTRICTED SHARE AGREEMENT (60%/40% VESTING)
EX-10.5 FORM OF RESTRICTED SHARE AGREEMENT (EIGHTH ANNIVERSARY VESTING)
EX-10.6 FORM OF SHARE OPTION AGREEMENT (20% PER YEAR VESTING)

Item 1.01 Entry into a Material Definitive Agreement

     On April 27, 2005, the Executive Compensation Committee of the Board of Trustees of Colonial Properties Trust (“Colonial”), the general partner of Colonial Realty Limited Partnership (“CRLP”), adopted new forms of restricted share and option award agreements under Colonial’s Second Amended and Restated Employee Share Option and Restricted Share Plan.

     Each of the new forms of restricted share and option award agreements provides for a new vesting arrangement. Under the new vesting arrangement, if employment is terminated by reason of death or permanent and total disability, or without cause by Colonial, the employee or his or her legal representatives will be fully vested in the restricted shares or shares subject to option. If employment is terminated voluntarily by the employee before retirement, or by Colonial for cause, the employee will forfeit all unvested restricted shares and shares subject to option. If employment is terminated by reason of retirement, vesting will continue as if the employee’s employment had not terminated. Under the prior forms of restricted share and option award agreements, the employee would be fully vested in restricted shares and shares subject to option upon termination by reason of retirement. Colonial expects the new forms of restricted share and option award agreements will govern future relationships with employees holding restricted shares and options.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

10.1	Form of Restricted Share Agreement (20% per year vesting)

10.2	Form of Restricted Share Agreement (50%/25%/25% vesting)

10.3	Form of Restricted Share Agreement (33 1/3% per year vesting)

10.4	Form of Restricted Share Agreement (60%/40% vesting)

10.5	Form of Restricted Share Agreement (eighth anniversary vesting)

10.6	Form of Share Option Agreement (20% per year vesting)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: May 3, 2005	By:	/s/ John E. Tomlinson

John E. Tomlinson Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Document

10.1	Form of Restricted Share Agreement (20% per year vesting)

10.2	Form of Restricted Share Agreement (50%/25%/25% vesting)

10.3	Form of Restricted Share Agreement (33 1/3% per year vesting)

10.4	Form of Restricted Share Agreement (60%/40% vesting)

10.5	Form of Restricted Share Agreement (eighth anniversary vesting)

10.6	Form of Share Option Agreement (20% per year vesting)